Exhibit 10.15

                            PRUDENTIAL STEEL LIMITED
                       PENSION PLAN FOR SALARIED EMPLOYEES
(Restated effective January 1, 1992 and including amendments to January 1, 1998)
                             Certified Correct Copy

                                  Administrator

                                  Prepared by:
                             SEDGWICK NOBLE LOWNDES
                                   JULY, 1998



                                    FOREWORD

The Prudential Steel Limited Pension Plan for Salaried Employees (the "Plan") was established by Prudential Steel Limited (the "Company") on January 1, 1974 for the purpose of providing pensions to its salaried employees. The Plan is amended and restated to incorporate:

(a)      amendments to date;
(b)      changes required under the Income Tax Act effective January 1, 1992;





                                TABLE OF CONTENTS
Article                                                                Page No.



 Definitions      ...........................................................1

 ELIGIBILITY AND MEMBERSHIP..................................................6

 CONTRIBUTIONS      .........................................................7

 TRANSFER OF EMPLOYEES.......................................................8

 RETIREMENT DATES   .........................................................9

 RETIREMENT PENSION .........................................................10

 NORMAL AND OPTIONAL FORMS OF RETIREMENT PENSION.............................12

 COMMUTATION OF VESTED PENSION...............................................13

 VESTING     ................................................................14

 DEATH BENEFITS  ............................................................15

 BENEFITS ON TERMINATION OF EMPLOYMENT.......................................16

 MARRIAGE BREAKDOWN .........................................................17

 FUNDING AND INVESTMENT......................................................18

 ADMINISTRATION .............................................................19

 EXPLANATION AND DISCLOSURE..................................................21

 AMENDMENT OR TERMINATION OF THE PLAN........................................22

 GENERAL

                                   DEFINITIONS
                                   (continued)


Definitions The following words and phrases, when used in the Plan, shall have the following meanings unless the context clearly indicates otherwise:

"Act" means Employment Pension Plans Act, of Alberta and regulations thereunder, both as amended from time to time.


"Actuarial Equivalent" means a pension of an equivalent value where such equivalent is established using actuarial tables, actuarial assumptions and methodology as may be selected by the Company on the recommendation of the Actuary, subject to the requirements of the Act and the Income Tax Act.


"Actuary" means a Fellow of the Canadian Institute of Actuaries (who may be a Member of a firm of consulting actuaries) appointed by the Company to render actuarial services under the Plan.


"Administrator" means the person, or persons, appointed under Section 14.01.


"Approved Leave" meansleaves of absence authorized by the Company in writing, periods of Disability


"Beneficiary" means the person who, subject to the requirements of the Act, has been legally designated by a Member to receive any death benefits payable under the Plan. If, at the time when any payment is to be made to a Beneficiary, there is no Beneficiary living, "Beneficiary" shall mean the estate of the Member.


"Commuted Value" means, in relation to benefits that a person has a present or future entitlement to receive a lump sum amount which is the actuarial present value of those benefits computed using rates of interest, the actuarial tables and other assumptions as may be adopted by the Company on the recommendation of the Actuary, subject to the Act and the Income Tax Act.


"Company" means Prudential Steel Limited and any affiliated or associated company which may be designated as a participating employer by the Company and which has agreed to participate in the Plan. Where a reference in the Plan is made to any action to be taken, consent, approval or opinion to be given, "Company" means Prudential Steel Limited, acting through the board of directors of Prudential Steel Limited or any person authorized by that board of directors for purposes of the Plan.


"Continuous Service" means continuous employment (i) in the pipe producing facilities and offices of the Company or (ii) for such periods and with such corporations or other businesses, being subsidiaries, affiliates or associates of the Company, as the Company shall designate for such person. Continuous Service means service rendered in Canada.

Continuous Service includes Approved Leave and Foreign Service. "Credited Service" means completed years and months of Continuous Service, subject to the limitations of Regulation 8507 of the Income Tax Act. For a Member who is employed on a less than full-time basis or for less than a complete Plan Year, "Credited Service" will be determined for each such Plan Year by pro-rating the Member's period of Credited Service, as defined hereunder, in accordance with the ratio of such Member's actual hours worked during such Plan Year to the hours regularly scheduled to be worked by a full-time Member during such Plan Year.


"Early Retirement Date" means the date described in Section 5.02.


"Earnings" means the remuneration paid to a Member by the Company or Foreign Employer in a fiscal year and includes:


regular wages and salaries shift overtime, Sunday and statutory holiday premium; and statutory holiday allowances.

For Management Members, Earnings for any year shall include 50% of any bonus paid to such Member in such year under the bonus plan established for Employees under the management group of the Company. For an Employee who is employed on a less than full-time basis or for less than a complete Plan Year the Employee's earnings will be annualized by multiplying the Employee's actual earnings, as adjusted hereunder, by the ratio of the hours regularly scheduled to be worked by a full-time Employee in a Plan Year to the Employee's actual hours worked during that Plan Year. "Effective Date" means January 1, 1974.


"Employee" means any person who is regularly employed by the Company and who is paid on a salaried basis but does not include any person employed on an hourly-rated basis. A person shall be deemed to be regularly employed if he is on the payroll of the Company or is off the payroll of the Company during periods Approved Leave or Foreign Service.


"Final Average Earnings" means the average of a Member's Earnings during the five years of Credited Service within the ten year period preceding the Member's retirement, death or termination of Continuous Service in which the highest average is attained. If a Member has not completed 5 years of Credited Service, Final Average Earnings will be based on the average of the Member's earnings during the Member's years of Credited Service.


"Foreign Employer" means any affiliated or associated company of the Company which is not designated as a participating employer by the Company and is not resident in Canada.


"Foreign Service" means continuous employment with a Foreign Employer. A Member rendering this service must have been or is a resident in Canada. Foreign Service shall be limited to the first three years of the Member's employment outside of Canada. If the Member returns to Canada and then again becomes employed outside of Canada, Foreign Service shall be limited to a further three year limit as though the Member had not been previously employed outside of Canada. This renewal of the three year limit applies only if, while in Canada, the Member renders services for a period of at least 12 months under an employment contract with the Company. Foreign Service shall be granted on a current service basis only and only if pension benefits are not provided to the Member under another arrangement sponsored by the Foreign Employer.


"Former Member" means a person who has ceased to be a Member, but who retains an entitlement to a Vested Pension under the Plan.


"Fund" means the fund established under the terms of the Plan which provides for the accumulation of contributions, and for the payment of certain benefits, as herein provided.


"Funding Agent" means a trust company, insurance company authorized to carry on a life insurance business in Canada or a group of at least 3 individuals resident in Canada, at least one of whom is independent of the Company, and includes any combination thereof appointed by the Company from time to time to hold, administer and invest the Fund.


"Hourly-Rated Plan" means the Prudential Steel Limited Pension Plan for Hourly-Rated Employees.


"Income Tax Act" means the Income Tax Act (Canada) and the Regulations thereunder, as amended or replaced from time to time.


"Management Member" means a Member who is or has at any time during the Member's employment with the Company been designated by the Company as being in the management group of the Company.


"Member"  means an  Employee  who has  enrolled in the Plan in  accordance  with
Article 2 and whose Membership has not ceased by reason of termination, retirement or death.


"Normal Retirement Date" means the date described in Section 5.01.


"Pensioner" means a person who was a Member or Former Member and who has commenced to receive a pension payable from the Plan.


"Plan" means Prudential Steel Limited Pension Plan for Salaried Employees, as set out on these and the following pages and as amended from time to time.


"Plan Year" means a calendar year.


"Postponed Retirement Date" means the date described in Section 5.04.


"Prescribed Savings Arrangement" means:a locked-in retirement account; a life income fund; or any other retirement savings fund that complies with the Act and registered pursuant to the Income Tax Act.


"Salaried Member" means a Member who is not a Management Member.


"Spouse" means a person of the opposite sex who:


is married to the Member or Former Member and who has not been living separate and apart from the Member or Former Member; or

has been living with the Member or Former Member for 3 years and held out by the Member or Former Member in the community in which they live as the Member's or Former Member's consort.

"Surplus" means the excess of the value of the assets of the Fund over the value of the liabilities of the Plan as calculated by the Actuary, in accordance with the Act, at a specific point in time.


"Unreduced Early Retirement Date" means the date described in Section 5.03.


"Vested  Pension"  means the deferred  pension  calculated  in  accordance  with
Article 6, to which a Member is entitled in accordance with Article 9 arising from Credited Service.


"YMPE" means the year's maximum pensionable earnings as defined under the Canada Pension Plan.

Unless the context clearly requires otherwise, words importing the masculine shall include the feminine and words importing the singular shall include the plural and vice versa.



ELIGIBILITY AND MEMBERSHIP
Existing Members

Each Employee who was a Member of the Plan as of December 31, 1991 shall continue to be a Member. Eligibility for Membership

Each Employee shall become a Member of the Plan on the first day of the month next following the month in which he has completed twelve months of Continuous Service and is actively at work. Enrollment in the Plan

To enroll as a Member, an Employee must complete and sign the form, or forms, prescribed for that purpose by the Company. Re-Employment of Employees

If a former Employee is subsequently re-employed by the Company, such person shall be treated as a new employee for all purposes of the Plan and shall enroll in the Plan upon fulfilling the eligibility requirements described in this
Article 2. If a Pensioner is re-employed, the Pensioner's pension payments will continue and the Pensioner shall not accrue benefits under this Plan for the period of re-employment. Changes in employers as between the Company and its subsidiary shall be deemed not to be a termination of employment for the purposes of the Plan. However, this Section 2.04 shall not be construed as alienating any previously accrued or granted entitlements.


CONTRIBUTIONS
Member Required Contributions

No contributions are required of Members.
Company Contributions

The Company shall, from time to time, make contributions for deposit to the Plan of such total amount as, based on the advice of an Actuary, is required to provide the normal cost of the Members' current accruals in accordance with the provisions of the Plan, after taking into account the assets of the Fund and all other relevant factors, and to provide for the proper amortization of any unfunded liability or experience deficiency with respect to previous accruals, all pursuant to the requirements of the Act. Company contributions in a year, if any, shall not exceed amounts permitted as "eligible contributions" as defined under the Income Tax Act. If at any time while the Plan continues in existence, the Actuary certifies that there is a Surplus in the Fund, such Surplus, or any portion of Surplus, may be used by the Company to reduce its contribution obligations under this Section 3.02, subject to any limitations prescribed under the Act and the Income Tax Act. Remittance of Contributions

All Company contributions, if any, due in a Plan Year shall be remitted into the Fund each within 30 days following the end of the quarter in respect of which that contribution is due.



TRANSFER OF EMPLOYEES

Transfer from the Plan

A Member who transfers to hourly-rated employment shall be enrolled in the Hourly-Rated Plan as of the date of transfer. Any benefit paid from the Hourly-Rated Plan shall be calculated based on the Member's Credited Service from the date of transfer. The Member's Continuous Service while on salaried status shall be deemed to be Continuous Service for vesting of benefits in the Hourly-Rated Plan. In no event shall there be any duplication of benefits for a Member between this Plan and the Hourly-Rated Plan. Notwithstanding the above, benefits accrued based on Credited Service and Final Average Earnings to the date of transfer shall not be reduced. Transfer to the Plan


If a Member is transferred from hourly to salaried status for less than 6 months, the Member's accrual of benefits for that period will be under the Hourly-Rated Plan and not under this Plan.

If a Member is transferred from hourly to salaried status for more than 6 months but less than 2 years, the Member's benefit accruals under the Hourly-Rated Plan shall cease during the time in which the Member had a salaried status. All benefits accrued under the Hourly-Rated Plan, to the date of such transfer shall remain to the Member's credit until retirement, termination or death, at which time the appropriate provisions of the Hourly-Rated Plan shall apply. The Member's benefit accruals during the Member's salaried status will be covered under the provisions of this Plan.

If a Member is transferred from hourly to salaried status for more than 2 years, the Member will cease to be a member of the Hourly-Rated Plan. The assets equal to the going-concern actuarial liability with respect to the benefits for such member accrued under the Hourly-Rated Plan to the date of transfer, as determined by the Actuary, will be transferred to the Plan.


RETIREMENT DATES

Normal Retirement Date

The Normal Retirement Date under the Plan shall be the last day of the month during which the Member attains age 65. On the Normal Retirement date, the Member shall retire from the service of the Company unless the Company may wish him to continue in its service and he consents to do so. Early Retirement Date

The Early Retirement Date under the Plan shall be the last day of any month within 10 years preceding the Normal Retirement Date. Unreduced Early Retirement Date

The Unreduced Early Retirement Date under the Plan shall be the last day of any month preceding the Normal Retirement Date and shall be the earlier date after which the Member:

                  attains age 55 and completes 30 years of Credited Service; or

                  attains age 62.

                  Postponed Retirement Date

If a Member remains in Continuous Service after the Normal Retirement Date, such Member may elect to postpone retirement until the end of the calendar year in which the Member attains age 69. The Postponed Retirement Date shall be the last day of the month in which the Member elects to retire.


RETIREMENT PENSION

Normal Retirement Pension

A Member who retires on the Normal Retirement Date shall receive a monthly pension equal to the sum of: For Salaried Members 0.70% of the Member's Final Average Earnings up to the YMPE multiplied by the Member's Credited Service. plus 1.65% of the Member's Final Average Earnings above the YMPE multiplied by the Member's Credited Service. For Management Members 0.95% of the Member's Final Average Earnings up to the YMPE multiplied by the Member's Credited Service plus 1.90% of the Member's Final Average Earnings above the YMPE multiplied by the Member's Credited Service. Early Retirement Pension

A Member who retires on an Early Retirement Date in accordance with Section 5.02 shall receive an annual pension determined in accordance with Section 6.01 reduced by 1/2 of 1% for each month that the Early Retirement Date precedes the Member's Unreduced Early Retirement Date. Bridge Benefit

Member who retires early in accordance with Section 5.02 shall receive a bridge benefit commencing on the Member's Early Retirement Date. This bridge benefit shall be equal to: 0.95% of the Member's Final Average Earnings up to the YMPE multiplied by the Members Credited Service not exceeding 40 years, reduced by 1/2 of 1 % for each completed calendar month by which the Early Retirement Date precedes the Unreduced Early Retirement Date. This reduction shall not apply if the Member has attained age 55 and completed 30 years of Credited Service. The last bridge benefit payment shall be made on the earlier of the first of the month preceding the Member's Normal Retirement Date or the first of the month preceding or coinciding with the death of the Member. In no event shall the bridge benefit exceed the amount of the maximum Canada Pension Plan and Old Age Security benefits to which the Member would have been entitled had the Member retired at his Normal Retirement Date, reduced where the Member has not attained age 60, by 1/4 of 1 per cent for each month between the Member's Early Retire-ment Date and the date on which the Member would attain age 60 and 10% for each year that the Member's Continuous Service is less than 10. Ad Hoc Supplements

Supplementary retirement income benefits in recognition of increases in the cost of living shall be paid to Pensioners in such amounts, at such times, commencing on such dates, for such periods and subject to such conditions, limitations and other provisions as are from time to time set out in a schedule or schedules to the Plan added with the authority of a resolution of the board of directors of the Company. Any supplementary relevant income benefits shall comply with the requirements of the Act and the Income tax Act. Maximum Lifetime Retirement Benefits


Notwithstanding any other provisions of this Plan to the contrary and subject to
Section 6.05(b), the pension payable to a Member under the Plan, including any pension payable to a Member's Spouse as a result of a marriage breakdown in the year in which the pension commences to be paid shall not exceed the lesser of
(1) and (2) as follows:

$1,722.22 multiplied by the Member's years of Credited Service, excluding that portion of the Member's pre-1992 Credited Service in excess of 35 years; and

2% of the Member's  highest average  compensation  (as defined in the Income Tax
Act) in any 3 non-overlapping periods of 12 consecutive months multiplied by the Member's years of Credited Service excluding that portion of the Member's pre-1992 Credited Service in excess of 35 years.

The pension payable under Section 6.02 in co-ordination with the benefit payable under Section 6.03 shall not exceed (1) plus (2) as follows:

the maximum pension described in Section 6.05(a); plus

1/35th of the maximum benefit payable under the Canada Pension Plan (determined at the Member's retirement date as if the Member had attained age 65) multiplied by the Member's years of Credited Service not exceeding 35 years.

NORMAL AND OPTIONAL FORMS OF RETIREMENT PENSION

Normal Form

The normal form of pension payable to a Member under the Plan shall consist of monthly payments, commencing as specified under Section 17.11 and continuing for the lifetime of the Member with a guarantee of 60 monthly payments in any event.

Mandatory Joint and Survivor Pension

Subject to Section 7.03, for a Member who has a Spouse on retirement, the mandatory form of pension shall be a joint and survivor annuity that is the Actuarial Equivalent of the pension described in Section 7.01, payable in equal monthly amounts in accordance with Section 17.11 and continuing for the lifetime of the Member, with 60% of the monthly pension continuing to the Spouse on the Member's death for the Spouse's lifetime.

Waiver of Joint and Survivor

A Spouse may elect not to receive the joint and  survivor  pension  described in
Section 7.02 by executing a written waiver in the manner and form prescribed by the Act.

Optional Forms of Pension

Subject to Section 7.03, if applicable, a Member may elect prior to retirement to receive the normal form of pension in an optional form that is the Actuarial Equivalent. However, the amount of pension payable under the optional form elected by the Member shall not exceed the amount of pension payable under the normal form. The Member may elect one of the following optional forms:

Life Annuity - without guarantee

This option provides an annual pension, payable for the lifetime of the Member in equal monthly amounts.

  Life Annuity - guarantee for 10 or 15 years

This option provides an annual pension, payable for the lifetime of the Member in equal monthly amounts, with a guarantee of 10 or 15 years, as elected by the Member.

Joint and Survivor Life Annuity

This option provides an annual pension, payable in equal monthly amounts, for the lifetime of the Member, with 100% of that monthly pension continuing on the death of the Member to the Member's Spouse.

Commutation of Small Pensions

Notwithstanding any provision in the Plan to the contrary, if at termination or retirement the amount of a Member's annualized Vested Pension payable from Normal Retirement Date is not more than 2% of the YMPE or the Commuted Value is not more than 4% of the YMPE, the Company, in lieu of making periodic pension payments to the Member, may pay the Commuted Value of such pension, in complete discharge of all obligations of the Plan, to the Member in a cash lump sum.


VESTING

Vesting

A Member shall become entitled to a Vested Pension upon completing 5 years of Continuous Service.

Vesting on Normal Retirement Date

A Member who attains the Normal Retirement Date while in the Continuous Service of the Company shall be fully vested in the pension accrued to the Member's credit during such period of Continuous Service since the Member's most recent date of commencement of employment with the Company.


DEATH BENEFITS

Pre-Retirement Death Benefits


Not Vested

If a Member dies before the Member's retirement and the Member is not vested in accordance with Section 9.01, no death benefit is payable under the Plan.

(a)      Vested

No Spouse

If a Member dies before the Member's retirement and the Member is vested in accordance with Section 9.01 and is not survived by a Spouse, the death benefit payable to the Beneficiary in a lump sum payment under the Plan is equal to 60% of the Commuted Value of the Member's accrued pension calculated according to the formula in Section 6.01.

(1)      With Spouse

If a Member dies before the Member's retirement and the Member is vested in accordance with Section 9.01 and is survived by a Spouse, the death benefit payable under the plan is equal to the greater of (A) and (B) as follows: 60% of the Commuted Value of the Member's accrued pension had he terminated his membership immediately before his death; and

if the Member had at least 10 years of Continuous Service with the Company, the Commuted Value of the pension equal to 50% of the pension that would have been paid to the Member as if the Member had retired the day before his death and had no reduction for early retirement prior to age 65.

Spousal Portability Options

The surviving Spouse may elect to receive the benefit described in Section 10.01(b)(2) in either of the following forms:

as an annuity payable for the Spouse's lifetime commencing either immediately before the end of the calendar year of the Spouse's 69th birthday; or if later, within 1 year of the Member's death. The maximum guarantee period of such annuity is 15 years.

                  Or

as a transfer to:

a Prescribed Savings Arrangement; a Life Insurance Company for the purchase of a deferred life annuity; or another registered pension plan provided that plan accepts such transfers. Death of a Pensioner

If a Pensioner dies, the death benefit payable shall depend upon the form of pension elected by the Pensioner in accordance with Article 7.


BENEFITS ON TERMINATION OF EMPLOYMENT

Benefits upon Termination


Not Vested

If a Member's Continuous Service terminates for any reason other than death or retirement and at the date of termination the Member is not vested under Section 9.01, the Member shall receive no benefit from the Plan.

Vested

If a Member's Continuous Service terminates for any reason other than death or retirement and at the date of termination the Member is vested under Section 9.01, the Member shall receive a deferred pension, commencing at the Normal Retirement Date, calculated according to the formula in Section 6.01.

Portability Options on Termination


If a Member terminates Continuous Service, the Member may elect to have the Commuted Value of the deferred pension to which such Member is entitled under this Section 11.0 1 (b):

transferred directly to a Prescribed Savings Arrangement;

transferred directly to another pension plan, if the administrator of that pension plan agrees to accept the transfer; or

applied to purchase a life annuity from an insurance company licensed to transact business in Canada provided payment of the annuity shall not commence before the earliest date on which the Member was entitled to retire under the Plan.

The Company shall not permit a transfer or purchase under this Section 11.02(a) unless the Company is satisfied that the transfer or purchase is in accordance with the Act and any restrictions in the Act with regard to the solvency of the Plan have been met.

If the Commuted Value of a Member's pension exceeds such maximum amount as may be prescribed under the Income Tax Act, the amount transferred in accordance with this Section 11.02(a) shall not exceed such prescribed maximum amount and the excess of the Commuted Value over such prescribed maximum amount shall be paid to the Member in a lump sum payment less applicable taxes.

Upon such a transfer or purchase, the Member shall cease to be a Member and shall have no further entitlement under the Plan in respect of such amount.

Options With Respect to Deferred Pensions

If a Member elects a deferred pension in accordance with Section 11.01, he shall retain the right to elect an Early Retirement Date and an optional form of pension as provided under the Plan. Section 6.03 is not available to a Former Member. If the Former Member elects an Early Retirement Date, the pension shall be Actuarially Equivalent to the pension calculated in accordance with Section 6.01.


MARRIAGE BREAKDOWN

Subject to 17.03, in the event of a Marriage Breakdown, the entitlement of the Member's or Former Member's Spouse or former Spouse to receive a benefit under the Plan is subject to entitlements respecting division of property under a matrimonial property order within the meaning of the Matrimonial Property Act (Alberta), or a similar order of another jurisdiction enforceable in Alberta, that affects the payment or distribution of the benefits of the Member or Former Member. In addition, the Administrator shall provide to the former Spouse such information and statements as required by the Act. It is the responsibility of the former Spouse to notify the Administrator of any change in address. The duty of the Administrator is satisfied by sending any required information or statements to the most recent former Spouse's address contained in its records.



FUNDING AND INVESTMENT

Establishment of the Fund

The Company shall establish and maintain a Fund for the accumulation and investment of all contributions in accordance with the provisions of the Plan and any applicable legislation.

1.02     Payments to be made from the Fund

All Plan obligations shall be paid from the Fund.

1.03     Investment of the Fund

The Fund shall be invested or loaned as permitted under the provisions of the Act, the Income Tax Act and in accordance with the statement of investment policies and procedures prepared and reviewed from time to time.

1.04     Payment of Expenses

All reasonable fees and expenses, both internal and external for administrative services, accounting and auditing services, investment and actuarial services, custodial and legal fees under the Plan may be paid or reimbursed (if first paid by the Company) from the Fund. For the purpose of paying internal fees and expenses, the Company shall present such accounts and reports as may be necessary to document such costs.


ADMINISTRATION

Appointment of Administrator

The  Administrator  of the Plan shall be the  Company:
Responsibilities  of the Administrator

The   Administrator   shall  be  responsible  for  the  overall   operation  and
administration of the Plan and shall have the power to decide all matters concerning the operation, administration and interpretation of the Plan.

1.05     Duty to Keep Records

The Administrator shall keep, or cause to be kept, any and all such records as it may deem necessary for the performance of its functions.

1.06     Powers of Administrator

The Administrator, in addition to the powers otherwise conferred on it under the Plan, shall have the authority to:

give written directions to make payments out of the Fund for such purposes as the Administrator may certify;

(a) establish and adopt a written statement of investment policies and procedures which shall be reviewed at least once each year;

(b) determine any dispute, difference or question of any kind arising with respect to the application, construction or interpretation of any of the provisions of the Plan (such decisions of the Administrator shall be final and binding on all persons);

(c) request such information and elections, in any prescribed form, from the Members, Former Members and Pensioners as are deemed necessary to enable it to administer the Plan;

(d) file all documents and returns as are required by any governmental authority having jurisdiction;

(e) consult with and obtain opinions, advice and information from any lawyer, auditor, accountant, Actuary or other expert;

(f) delegate any and all of its authorities to such agents or employees as it deems reasonable; and

(g) exercise any and all such powers, take such acts and employ such persons as the Administrator may deem necessary, desirable or proper to the performance for the Administrator's functions.

Information to be provided to the Board of Directors

The Administrator shall deliver to the board of directors of the Company such reports and information as the board of directors of the Company may require.

1.07     Discretion

Except as specifically otherwise provided in the Plan, all matters relating to the establishment, operation and administration of the Plan and the Fund and the determination of all rights, interests and liabilities of Members, Former Members, Pensioners and Beneficiaries shall be at the discretion of the Company and, subject to the Act, no recourse may be had by or on behalf of any Member, Former Member, Pensioner or Beneficiary against the Company or the Funding Agent for or in respect of any exercise in good faith of such or any other discretion given to the Company or the Funding Agent under the Plan or in the funding agreement relating to it.


EXPLANATION AND DISCLOSURE

Information to be Provided

The Administrator shall:

provide each Employee who becomes a Member on the date the Plan is established with an explanation of both the provisions of the Plan and the Employee's rights and obligations thereunder within 120 days after the establishment of the Plan.

provide each Employee with an explanation of the terms of the Plan and the Employee's rights and obligations thereunder within 30 days prior to the date on which the Employee is eligible for membership in the Plan;

provide each Member or other person affected by an amendment to the Plan with an explanation or summary of the amendment to the Plan and of the relevant entitlements and obligations under that amendment, within 90 days after the registration of the amendment;

provide each Member or Former Member with a written annual statement, outlining the Member's or Former Member's status in the Plan in accordance with the requirements of the Act, within 6 months of the end of the Plan Year; and

upon termination, retirement or death, provide a statement to the Member, the Member's Spouse or such other person as appropriate within the time period and containing such information as prescribed by the Act.

Inspection of Documents

Any person who has an entitlement under the Plan, or an agent of such person may attend at the Member's place of employment, or such other place agreed upon by the person and the Administrator, to examine and make extracts from, or copies of, those documents constituting and supporting the Plan as stipulated in the Act, once during each Plan Year. Any request to review these documents shall be made in writing to the Administrator.


AMENDMENT OR TERMINATION OF THE PLAN

Amendment of the Plan

The Company intends to maintain the Plan in force indefinitely but necessarily reserves the right to amend or terminate the Plan unilaterally at any time, either in whole or in part, subject always to the Income Tax Act and the Act. In such event, the liability of the Company shall be limited to the contributions that have fallen due or that are otherwise required under the Act to the date of amendment or discontinuance.

Amendments - No Retroactive Reduction in Benefits

If the Plan is amended, any Member or other person's entitlement under the amended Plan in respect of employment prior to the date of amendment shall not be less than the person's entitlement at the date of amendment as provided under the Plan. Replacement of the Plan by another pension plan shall be considered an amendment to the Plan.

Distribution of Assets on Plan Termination

Subject to the provisions of the Act, if the Plan is terminated and not replaced by a new pension plan, the assets of the Fund shall be first used to provide the Vested Pensions and pensions to which the Members, Former Members and Pensioners are entitled at the date of termination. Any assets remaining after the satisfaction of all Plan obligations and after payment of all expenses shall be paid to the Company or used as the Company may direct subject to any required provisions of the Act and the Income Tax Act.

Distribution of Insufficient Assets on Plan Termination

In the event that the Plan is terminated and the assets in the Fund at that time are insufficient to meet all Plan obligations, such obligations shall be payable to the extent, and in the priority, as determined by the Company in accordance with the Act.


GENERAL

No Right to Remain in Employment

The establishment of the Plan shall not give any Employee or Member the right to be retained in the service of the Company nor shall it prevent the Company from discharging an Employee at any time.

1.08     Non-Alienation of Benefits

Benefits payable under the Plan shall not be assigned, charged, anticipated, surrendered or given as security except in accordance with the Act as it concerns payments respecting a division of property on Marriage Breakdown under a provincial family property law. Benefits payable under the Plan shall not be subject to execution, seizure or assignment except in accordance with the Act as it concerns support or maintenance orders made under a provincial family property law.

1.09     Information to be Provided Before Payment of Benefits

The Administrator shall have the right to require satisfactory proof of age prior to the calculation or transfer of the Commuted Value of any Vested Pension and the commencement of any pension or annuity and proof of survival on the due date of each payment, in respect of the life, or lives, upon which the pension or annuity depends. No payment or transfer shall be made until such proof of age or survival is submitted. Where the age of any Member, Former Member, Pensioner, or that person's Spouse or Beneficiary is found to have been incorrectly stated, the Company shall be empowered to make, or cause to be made, such adjustments respecting the pension, deferred pension or lump sum amount due, or paid, to such person under the Plan as the Company deems equitable.

1.10     Use of Company Records

Where the records of the Company are required to be used for purposes of the Plan, such records shall be presumed to be conclusive unless shown beyond a reasonable doubt to be in error.

Company's Right to Purchase an Annuity

The Company reserves the right to purchase an annuity, if it so elects, from a life insurance company of its choice in the amount and form of any pension described herein and as elected by the Member, Former Member or Pensioner which shall be in accordance with the Plan and the Act. Delivery of the annuity contract shall constitute a complete discharge of all such Plan obligations to the extent permissible under the Act.

1.11     Appointment of Beneficiary

Subject to any applicable legislation, a Member may, by written notice satisfactory to the Administrator, designate a Beneficiary, or Beneficiaries, to receive any death benefits payable under the Plan and may alter or revoke such a designation from time to time by filing a written notice with the Administrator.

1.12     Currency

All contributions and payments under the Plan shall be made in the lawful currency of Canada.

1.13     No Double Payments

Notwithstanding any provision in the Plan to the contrary, no language in the Plan shall be construed to give rise to a double payment of entitlements.

Pension Adjustment Limits

The Plan shall become revocable if the pension adjustment as defined under subsection 147.1(8) of the Income Tax Act exceeds the prescribed limits for the Member. Should it become necessary in order to avoid Plan revocation, any contributions which would result in a Member's pension adjustment exceeding the limits shall be refunded to the party or parties having remitted said contributions and any benefit accruals which would result in a Member's pension adjustment exceeding said limits shall be reduced to the extent necessary to avoid revocation. Any such refund or reduction shall be solely to avoid such revocation and shall be subject to the prior written consent of the Superintendent of Pensions (Alberta). Governing Law

The provisions of the Plan shall be construed, governed by and administered in accordance with the laws in effect in the Province of Alberta. Start of Payments

The first monthly payment:

to a Member on account of the retirement benefits referred to in Article 6 shall be due on the earlier of (i) the first day of the month immediately following the month in which such Member's retirement occurs in accordance with Article 5 and (ii) the first day of the month immediately preceding the end of the calendar year of his 69th birthday; and

to a Former Member on account of the deferred pension provided for in Article 11 shall be due on the first day of the month immediately following the month in which such Former Member attain the Normal Retirement Date; provided that the Former Member may elect, by written notice delivered to the Funding Agent at any time when he is within ten years of attaining the Normal Retirement Date, to receive an early retirement income, subject to Section 11.03.